Exhibit 10.3

AMENDMENT NO. 1, CONSENT AND AGREEMENT dated as of January 25, 2007 (this “Amendment”), to the Credit Agreement dated as of June 23, 2006 (the “Credit Agreement”), among TRANSDIGM INC. (the “Borrower”), TRANSDIGM GROUP INCORPORATED (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the Lenders (as defined therein) and CREDIT SUISSE, as administrative agent and collateral agent (in such capacities, the “Agent”) for the Lenders.

A.            Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B.            The Borrower has requested that (i) one or more Persons (including one or more existing Lenders) (all such Persons, “Additional Term Lenders”) make term loans (the “Additional Term Loans”) to the Borrower in an aggregate principal amount of $130,000,000 and (ii) one or more Persons (including one or more existing Lenders) (all such Persons, “Increasing Revolving Credit Lenders”) agree to provide additional Revolving Credit Commitments in an aggregate amount of $50,000,000, in each case on the Acquisition Closing Date (as defined below) and subject to the terms and conditions set forth herein.

C.            The Borrower has further requested certain amendments to the Credit Agreement as set forth herein.

D.            The proceeds of the Additional Term Loans will be used by the Borrower on the Acquisition Closing Date, together with the proceeds of the issuance by the Borrower of $300,000,000 in aggregate principal amount of senior subordinated notes (the “Senior Subordinated Notes”) and cash on hand, to pay the purchase price for the acquisition (the “Acquisition”) of Aviation Technologies, Inc. (the “Company”) and related transaction costs (including the payment of fees and expenses in connection with the Acquisition and this Amendment).

E.             The Requisite Lenders (as defined below) are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

F.             The Additional Term Loan Commitments and the additional Revolving Credit Commitments will not constitute Incremental Term Loan Commitments or Incremental Revolving Credit Commitments, respectively.  The Incremental Term Loan Commitments and Incremental Revolving Credit Commitments will not be reduced as a result of this Amendment or the transactions contemplated hereby.

G.            Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Additional Term Loans and Additional Revolving Credit Commitments.  (a)  Subject to the terms and conditions set forth herein and relying upon the representations and warranties set forth herein and in the other Loan Documents, each Additional Term Lender, effective upon (i) the Acquisition Closing Date and (ii) such Additional Term Lender entering into an Assumption Agreement substantially in the form attached hereto as Exhibit A (or such other form as shall be acceptable to the Borrower, the Agent and such Additional Term Lender) (an “Assumption Agreement”), hereby agrees, severally and not jointly, to make an Additional Term Loan to the Borrower on the Acquisition Closing Date in a principal amount not to exceed the commitment (the “Additional Term Loan Commitment”) of such Additional Term Lender to make Additional Term Loans as set forth in the related Assumption Agreement (or in the Assignment and Acceptance pursuant to which such Additional Term Lender assumed its Additional Term Loan Commitment).

(b)  The Borrower will use the proceeds of the Additional Term Loans only for the purposes specified in the recitals to this Amendment.

(c)  Unless the context shall otherwise require, the term “Term Loans” as used in the Credit Agreement shall include the Additional Term Loans, the term “Term Loan Commitment” shall include the Additional Term Loan Commitments and the terms “Lenders” and “Term Lenders” shall include each Additional Term Lender.  For purposes of determining the initial interest rate on the Additional Term Loans when made, the Additional Term Loans of each Additional Term Lender shall be allocated ratably to each outstanding Term Borrowing and shall bear interest at the same rate as the outstanding Term Borrowing to which such Additional Term Loans are allocated for the remainder of the then current Interest Period, notwithstanding any provision to the contrary contained in the Credit Agreement.

(d)  Each Increasing Revolving Credit Lender, effective upon (i) the Acquisition Closing Date and (ii) such Increasing Revolving Credit Lender entering into an Assumption Agreement, hereby agrees that (x) in respect of each Increasing Revolving Credit Lender that is a Revolving Credit Lender immediately prior to the effective date specified in the related Assumption Agreement (the “Increase Effective Date”), such Increasing Revolving Credit Lender’s Revolving Credit Commitment in effect immediately prior to the Increase Effective Date shall be increased by the amount specified for such Increasing Revolving Credit Lender in the related Assumption Agreement, and (y) in respect of each Increasing Revolving Credit Lender that is not a Revolving Credit Lender immediately prior to the Increase Effective Date, such Increasing Revolving Credit Lender’s Revolving Credit Commitment shall be the amount specified for such Increasing Revolving Credit Lender in the related Assumption Agreement (in each case, as the same may change after the date thereof by assignments by or to such Lender in accordance with Section 9.04 of the Credit Agreement).  All such additional Revolving Credit Commitments shall constitute “Revolving Credit Commitments” and all Increasing Revolving Credit Lenders shall constitute “Revolving Credit Lenders” and “Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

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(e)  In order to effectuate the increase in Revolving Credit Commitments contemplated hereby, each of the parties hereto hereby agrees that the Agent may take any and all actions as may be reasonably necessary to ensure that, after giving effect to any such increase in Revolving Credit Commitments, the outstanding Revolving Loans (if any) are held by the Revolving Credit Lenders in accordance with their new applicable Pro Rata Percentages.  This may be accomplished at the discretion of the Agent, following consultation with the Borrower, (i) by requiring the outstanding Revolving Loans to be prepaid with the proceeds of a new Revolving Credit Borrowing to be made on any Increase Effective Date, (ii) by causing non-Increasing Revolving Credit Lenders to assign portions of their outstanding Revolving Loans to Increasing Revolving Credit Lenders or (iii) by any combination of the foregoing.  Any prepayment or assignment described in this paragraph (e) shall be subject to Section 2.14 of the Credit Agreement, but shall otherwise be without premium or penalty.

SECTION 2.  Amendments. (a)  As of the Acquisition Closing Date, the definition of the term “Incremental Revolving Credit Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “$250,000,000” with a reference to “$300,000,000”.

(b)  As of the Acquisition Closing Date, the definition of the term “Incremental Term Loan Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “$250,000,000” with a reference to “$300,000,000”.

(c)  As of the Acquisition Closing Date, Section 2.09(a) of the Credit Agreement is hereby amended by replacing the reference to “September 30, 2007” with a reference to “September 30, 2008”.

(d)  As of the Acquisition Closing Date, Section 6.14(a) of the Credit Agreement is hereby amended by replacing the table therein with the following table:

Date or Period	Ratio
June 30, 2006 through December 31, 2006	4.75 to 1.00
January 1, 2007 through September 30, 2007	5.50 to 1.00
October 1, 2007 through June 30, 2008	5.25 to 1.00
July 1, 2008 through December 31, 2008	4.75 to 1.00
Thereafter	4.50 to 1.00

(e)  As of the Acquisition Closing Date, Section 5.11(f)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“the Loan Parties shall not be required to grant a security interest in any personal property of a type that would not constitute Pledged Collateral or Article 9 Collateral (each as defined in the Guarantee and Collateral Agreement) pursuant to Section 3.01 or Section 4.01 of the Guarantee and Collateral Agreement.”.

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to the Agent, the Issuing Bank and each of the Lenders that, as of the Amendment Effective Date (as defined below):

(a)  This Amendment has been duly authorized, executed and delivered by each Loan Party, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of each Loan Party party thereto, and this Amendment constitutes a legal, valid and binding obligation of each Loan Party.

(b)  The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)  No Default or Event of Default has occurred and is continuing.

SECTION 4.  Effectiveness.  This Amendment shall become effective as of the date first set forth above on the date (the “Amendment Effective Date”) occurring on or prior to February 2, 2007, that:

(a)  The Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, each Subsidiary Guarantor, the Agent and the Requisite Lenders.  As used herein, the term “Requisite Lenders” shall mean (x) the Required Lenders and (y) the Required Revolving Lenders.

(b)  The representations and warranties set forth in Sections 3(b) and (c) hereof shall be true and correct, and the Agent shall have received a certificate to that effect dated as of the Amendment Effective Date and executed by the chief financial officer of the Borrower.

(c)  The Agent shall notify the Borrower and the Lenders of the effectiveness of this Amendment.

SECTION 5.  Conditions Precedent to Additional Term Loans and Additional Revolving Credit Commitments.  The obligations of the Additional Term Lenders to make Additional Term Loans and the Increasing Revolving Credit Lenders to provide additional Revolving Credit Commitments, as the case may be, on the closing date of the Acquisition (the “Acquisition Closing Date”), are subject to the satisfaction of each of the following conditions:

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(a)  This Amendment shall have become effective in accordance with Section 4 hereof.

(b)  On the Acquisition Closing Date, the representations and warranties set forth in Section 3(b) hereof shall be true and correct as if made as of the Acquisition Closing Date; provided that this condition shall be deemed satisfied (other than with respect to the Specified Representations (as defined below)) if and to the extent the conditions in the Agreement and Plan of Merger dated as of January 9, 2007, among the Company, the Borrower and Project Coffee Acquisition Co. (the “Merger Agreement”) relating to (a) the accuracy of the representations and warranties of the Company and (b) the absence of a Material Adverse Effect (as defined in the Merger Agreement)after January 9, 2007 shall have been satisfied (without giving effect to any waiver, amendment or other modification to such conditions in a manner materially adverse to the Lenders effected without the consent of the Agent). For purposes of this paragraph (b), “Specified Representations” shall mean the representations and warranties set forth in Sections 3.01, 3.02, 3.03(b), (c) (only with respect to the constitutional documents of any Loan Party or its subsidiaries) and (d), 3.08, 3.16, 3.18 and 3.19 of the Credit Agreement.

(c)  On the Acquisition Closing Date and immediately thereafter, no Event of Default of a type described in paragraph (a), (b), (f) or (g) of Article VII of the Credit Agreement shall have occurred and be continuing.

(d)  The Agent shall have received a certificate dated as of the Acquisition Closing Date and executed by the chief financial officer of the Borrower that the conditions set forth in paragraphs (b) and (c) of this Section 5 have been satisfied.

(e)  The Agent shall have received such legal opinions, board resolutions and other closing certificates, documentation, approvals and consents as shall be reasonably requested by the Agent, in each case consistent with those delivered on the Closing Date under Section 4.02 of the Credit Agreement.

(f)  The Lenders and the Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable documented fees and expenses of legal counsel), on or before the Acquisition Closing Date.

(g)  The Agent shall have received the results of recent lien and judgment searches in each of the jurisdictions contemplated by the Company Perfection Certificate (as defined below), and such searches shall reveal no material judgments and no liens on any of the assets of the Loan Parties except for Permitted Liens or Liens discharged on or prior to the Acquisition Closing Date pursuant to the pay-off letter referred to in paragraph (h) below.

(h)  None of the Company and its subsidiaries (the “Company Loan Parties”) shall have any Indebtedness for borrowed money outstanding.  The Agent shall have a received pay-off letter reasonably satisfactory to it in respect of the repayment of

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the Company’s existing credit agreement, confirming that all Liens upon any of the property of the Company Loan Parties, if any, will be terminated concurrently with such payment and all letters of credit issued for the account of a Company Loan Party thereunder will be cash collateralized or supported by a letter of credit issued under the Credit Agreement.

(i)  The Agent shall have received a customary certificate from the chief financial officer of Holdings certifying that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the transactions contemplated hereby to occur on the Acquisition Closing Date, are solvent (within the meaning of Section 3.13 of the Credit Agreement).

(j)  With respect to each Company Loan Party, the Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

(k)  With respect to the Company Loan Parties, (i) the Agent shall have received a completed perfection certificate (the “Company Perfection Certificate”) dated the Acquisition Closing Date and signed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby, in form and substance reasonably satisfactory to the Agent, (ii) each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall be in proper form for filing, registration or recordation and (iii) the Agent, on behalf of the Lenders, shall have a security interest in the Collateral of the type and priority described in the Collateral Documents (subject to Liens expressly permitted by Section 6.06 of the Credit Agreement); it being understood that with respect to any Collateral the security interest in which may not be perfected by the filing of a UCC financing statement or the delivery of stock certificates, if the perfection of the Agent’s security in such Collateral may not be accomplished prior to the Acquisition Closing Date after the use of commercially reasonable efforts to do so, then such perfection shall not constitute a condition under this paragraph (k) and the Borrower agrees to take or cause to be taken such actions as may be required to perfect such security interests within 15 days after the Acquisition Closing Date.  Pursuant to Section 5.11 of the Credit Agreement and Section 7.16 of the Guarantee and Collateral Agreement, each Company Loan Party shall have executed and delivered a Joinder Agreement and a supplement in the form of Exhibit A to the Guarantee and Collateral Agreement and shall be a Loan Party, Subsidiary Guarantor and Grantor for all purposes of this Amendment and each other Loan Document.

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(l)  The Borrower shall have used commercially reasonable efforts to deliver to the Agent, with respect to the owned real properties of the Company Loan Parties specified on Schedule I hereto (the “Company Mortgaged Properties”), in form and substance reasonably satisfactory to the Agent, (i) a Mortgage on such property, (ii) evidence that a counterpart of the Mortgage has been recorded or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly following the closing hereunder, in each case, in the place necessary, in the Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Lenders, (iii) ALTA or other mortgagee’s title policy or signed title commitment, (iv) an opinion of counsel in the state in which such parcel of real property is located in form and substance and from counsel reasonably satisfactory to the Agent and (v) such other information, documentation, and certifications as may be reasonably required by the Agent; provided that (x) the amount of debt secured by each Mortgage in any State that imposes a mortgage tax shall be reasonably limited to an amount less than the Commitments so as to avoid multiple mortgage tax assessments and (y) to the extent any of the foregoing is not actually delivered on or prior to the Acquisition Closing Date, the Borrower agrees to deliver the same within 30 days thereafter (or such later date agreed to by the Agent)

(m)  The Merger (as defined in the Merger Agreement) shall have been, or substantially simultaneously with the funding of Additional Term Loans on the Acquisition Closing Date shall be, consummated in accordance with the Merger Agreement and applicable law, without giving effect to any waiver of any material terms or conditions of the Merger Agreement not approved by the Agent. The Agent shall have received copies of the Merger Agreement and all certificates and other documents delivered thereunder, certified by a Responsible Officer as being complete and correct.  There shall not have occurred after the date of the Merger Agreement any change, event or effect that has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; provided that  no Person shall be able to assert that any condition set forth in this paragraph has not been satisfied unless Credit Suisse shall also make such assertion.

(n)  The Borrower shall have received gross cash proceeds of not less than $300,000,000 from the issuance of the Senior Subordinated Notes.  The terms and conditions of the Senior Subordinated Notes, the indenture related thereto and all other documents executed and delivered with respect to the Senior Subordinated Notes or the indenture related thereto (collectively, the “Senior Subordinated Note Documents”) shall be reasonably satisfactory to the Agent. The Agent shall have received copies of the Senior Subordinated Note Documents, certified by a Responsible Officer as being complete and correct.

SECTION 6.  Consent and Agreement.  (a) The Requisite Lenders hereby consent to the incurrence by the Borrower of the Additional Term Loans and the increase in the Revolving Credit Commitments contemplated by this Amendment.

(b)  Subject to Section 5 above, Project Coffee Acquisition Co. shall not be required to become a Loan Party (and no Loan Party shall be required to pledge any

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equity interest in Project Coffee Acquisition Co.) unless the Acquisition fails to occur within 15 Business Days after the Amendment Effective Date, in which case, within 20 Business Days after the Amendment Effective Date, Project Coffee Acquisition Co. shall be required to satisfy the requirements of Section 5.11 of the Credit Agreement.

SECTION 7.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 11.  Acknowledgment of Subsidiary Guarantors.  Each of the Subsidiary Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment, and affirms and confirms its guarantee of the Obligations and, if applicable, the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as provided in the Guarantee and Collateral Agreement and the other Security Documents, and acknowledges and agrees that such guarantee, pledge and/or grant of security interest continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement, as amended hereby, and the other Loan Documents and that such Obligations shall include all Obligations in respect of the Additional Term Loans or Revolving Loans made pursuant to the additional Revolving Credit Commitments.

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SIGNATURE PAGE TO AMENDMENT NO. 1
TO TRANSDIGM INC. CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TRANSDIGM INC.,
TRANSDIGM GROUP INCORPORATED,
ADAMS RITE AEROSPACE, INC.,
AVIONIC INSTRUMENTS INC.,
CHAMPION AEROSPACE INC.,
CHRISTIE ELECTRIC CORP.,
DAC REALTY CORP.,
MARATHONNORCO AEROSPACE,INC.,
SKURKA AEROSPACE INC.,
ZMP, INC.,

By:	/s/ Gregory Rufus

Name: Gregory Rufus
Title:

CDA INTERCORP., SWEENEY ENGINEERING CORP.,

By:	/s/ Gregory Rufus

Name: Gregory Rufus
Title: Secretary and Treasurer

To Approve the Amendment:

Name of Lender:   Credit Suisse, Cayman Islands, individually, and as Agent,

By:	/s/ Robert Hetu

Name: Robert Hetu
Title: Managing Director

By:	/s/ Cassandra Droogan

Name: Cassandra Droogan
Title: Vice President

To Approve the Amendment:

Name of Lender:   Bank of America, N.A.

By:	/s/ David H. Strickert

Name: David H. Strickert
Title: Senior Vice President

To Approve the Amendment

Name of Lender:   Barclays Bank PLC

By:	/s/ Jason Moynihan

Name: Jason Moynihan
Title: Director

To Approve the Amendment:

Name of Lender:   The CIT Group/Equipment Financing, Inc.

By:	/s/ Andrew Giangrave

Name: Andrew Giangrave
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Credit Industriel et Commercial

By:	/s/ Brian O’Leary

Name: Brian O’Leary
Title: Managing Director

By:	/s/ Dora Deblasi-Hyduk

Name: Dora Deblasi-Hyduk
Title: Senior Credit Manager

To Approve the Amendment:

Name of Lender:   FirstMerit Bank, N.A.

By:	/s/ Jonathan M. Issacs

Name: Jonathan M. Issacs
Title: Vice President

To Approve the Amendment:

Name of Lender:   General Electric Capital Corporation

By:	/s/ Sean McWhinnie

Name: Sean McWhinnie
Title: Duly Authorized Signatory

To Approve the Amendment:

Name of Lender:   Mizuho Corporate Bank, Ltd.

By:	/s/ James R. Fayen

Name: James R. Fayen
Title: Deputy General Manager

To Approve the Amendment:

Name of Lender:   National City Bank

By:	/s/ Daniel R. Raynor

Name: Daniel R. Raynor
Title: Vice President

To Approve the Amendment:

Name of Lender:   1776 CLO I, Ltd.

By:	/s/ Teresa L. Cannellos

Name: Teresa L. Cannellos
Title: Authorized Representative

To Approve the Amendment:

Name of Lender:   AIB Debt Management, Ltd.

By:	/s/ Joseph Augustini

Name: Joseph Augustini
Title: Senior Vice President
Investment Advisor to AIB Debt
Management, Limited

By:	/s/ Joanne Gibson

Name: Joanne Gibson
Title: Assistant Vice President
Investment Advisor to AIB Debt
Management, Limited

To Approve the Amendment:

Name of Lender:   Alaska CBNA Loan Funding LLC

By:	/s/ Molly Walter

Name: Molly Walter
Title: Attorney-In-Fact

To Approve the Amendment:

Name of Lender:   Allstate Life Insurance Company

By:	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Breege A. Farrell

Name: Breege A. Farrell
Title: Authorized Signatory

Name of Lender:   AIMCO CLO, Series 2005 A

By:	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Breege A. Farrell

Name: Breege A. Farrell
Title: Authorized Signatory

Name of Lender:   AIMCO CLO, Series 2006-A

By:	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Breege A. Farrell

Name: Breege A. Farrell
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Ameriprise Certificate Company

By: Riversource Investments, LLC as

Collateral Manager

By:	/s/ John M. Vatall

Name: John M. Vatall
Title:

To Approve the Amendment:

Name of Lender:   Apidos CDOIV

By: Its Investment Advisor Apidos Capital

Management, LLC

By:	/s/

Name:
Title:

To Approve the Amendment:

Name of Lender:   Apidos CDOIV

By: Its Investment Advisor Apidos Capital

Management, LLC

By:	/s/

Name:
Title:

To Approve the Amendment:

Name of Lender:   Atlas Loan Funding (CENT I) LLC

By: Riversource Investments, LLC

Attorney in Fact

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

To Approve the Amendment:

Name of Lender:   Atlas Loan Funding 2, LLC

By: Atlas Capital Funding, Ltd

By: Structured Asset Investors, LLC

Its Investment Manager

By:	/s/ Diana M. Himes

Name: Diana M. Himes
Title: Associate

To Approve the Amendment:

Name of Lender:   Azure Funding North America I

By:	/s/ Heinz Narding

Name: Heinz Narding
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Baccus (US) 2006-1, Ltd.

By:	/s/ William Backus

Name: William Backus
Title: Portfolio Manager

By:	/s/ James Hua

Name: James Hua
Title: Portfolio Manager

To Approve the Amendment:

Name of Lender:   Baker Street CLO II, Ltd/

By:	/s/ Eduardo Piedra

Name: Eduardo Piedra
	Title:	Director
SunTrust Capital Markets, Inc

To Approve the Amendment:

Name of Lender:   Baker Street CLO III, Ltd.

By:	/s/ Eduardo Piedra

Name: Eduardo Piedra
	Title:	Vice Presient
Baker Street Funding, LLC

To Approve the Amendment:

Name of Lender:   Ballantyne Funding LLC

By:	/s/ Anna M. Tallent

Name: Anna M. Tallent
Title: Assistant Vice President

To Approve the Amendment:

Name of Lender:   Ballyrock CLO II Limited

By: BALLYROCK Investment Advisors, LLC,
as Collateral Manager

By:	/s/ Lisa Rymut

Name: Lisa Rymut
Title: Assistant Treasurer

To Approve the Amendment:

Name of Lender:   Ballyrock CLO II Limited

By: BALLYROCK Investment Advisors, LLC,
as Collateral Manager

By:	/s/ Lisa Rymut

Name: Lisa Rymut
Title: Assistant Treasurer

To Approve the Amendment:

Name of Lender:   Ballyrock CLO II Limited

By: BALLYROCK Investment Advisors, LLC,
as Collateral Manager

By:	/s/ Lisa Rymut

Name: Lisa Rymut
Title: Assistant Treasurer

To Approve the Amendment:

Name of Lender:   Ballyrock CLO II Limited

By: BALLYROCK Investment Advisors, LLC,
as Collateral Manager

By:	/s/ Lisa Rymut

Name: Lisa Rymut
Title: Assistant Treasurer

To Approve the Amendment:

Name of Lender:   Bismarck CBNA Loan Funding LLC

By:	/s/ Molly Walter

Name: Molly Walter
Title: Attorney-In-Fact

To Approve the Amendment:

Name of Lender:   Blue Shield of California

By:	/s/ David Ardine

Name: David Ardine
Title: Vice President

To Approve the Amendment:

Name of Lender:   Boston Harbor CLO 2004-1, Ltd.

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

To Approve the Amendment:

Name of Lender:   Canyon Capital CLO 2004-1, Ltd.

By: Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Patrick Dooley

Name: Patrick Dooley
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Canyon Capital CLO 2004-1, Ltd.

By: Canyon Capital Advisors LLC, as its Collateral Manager

By:	/s/ Patrick Dooley

Name: Patrick Dooley
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Centurion CDO VI, Ltd.

By: RiverSource Investments, as Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

To Approve the Amendment:

Name of Lender:   Centurion CDO VII, Ltd.

By: RiverSource Investments, as its Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

To Approve the Amendment:

Name of Lender:   Centurion CDO 8, Limited

By: RiverSource Investments, as its Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

To Approve the Amendment:

Name of Lender:   Centurion CDO 9, Ltd.

By: RiverSource Investments, as its Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

To Approve the Amendment:

Name of Lender:   Cent CDO 10, Ltd.

By: RiverSource Investments, as its Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

To Approve the Amendment:

Name of Lender:   Cent CDO XI, Limited.

By: RiverSource Investments, as its Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

To Approve the Amendment:

Name of Lender:   Chatham Asset High Yield Master Fund, Ltd.

By:	/s/ James V. Ruggerio

Name: James V. Ruggerio
Title: CFO

To Approve the Amendment:

Name of Lender:   Cole Brook CBNA Loan Funding LLC

By:	/s/ Beata Konopko

Name: Beata Konopko
Title: Attorney-In-Fact

To Approve the Amendment:

Name of Lender:   ColumbusNova CLO Ltd. 2006-I

By:	/s/ Patrick D. Engel

Name: Patrick D. Engel
Title: Director

To Approve the Amendment:

Name of Lender:   ColumbusNova CLO Ltd. 2006-II

By:	/s/ Patrick D. Engel

Name: Patrick D. Engel
Title: Director

To Approve the Amendment:

Name of Lender:   Confluent 4 Limited

By: Loomis, Sayles & Company, L. P. as Sub-Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Kevin J. Perry

Name: Kevin J. Perry
Title: Vice President

To Approve the Amendment:

Name of Lender:   Continental Casualty Company

By:	/s/ Marilou R. McGirr

Name: Marilou R. McGirrl
Title: Vice President and Assistant Treasurer

To Approve the Amendment:

Name of Lender:   Credit Suisse Loan Funding LLC

By:	/s/ Robert Healey

Name: Robert Healey
Title: Director

To Approve the Amendment:

Name of Lender:   DEL MAR CLO I, Ltd.

By: Caywood-Scholl Capital Management, LLC as Collateral Manager

By:	/s/ Kirk Maurer

Name: Kirk Maurer
Title: Co-Director of Research

To Approve the Amendment:

Name of Lender:   Dryden XVI

By:	/s/ William Cipreits

Name: William Cipreits
Title: Prudential Investment Management, Inc. as Collateral Manager

To Approve the Amendment:

Name of Lender:   Dryden XI

By:	/s/ William Cipreits

Name: William Cipreits
Title: Prudential Investment Management, Inc. as Collateral Manager

To Approve the Amendment:

Name of Lender:   Dunes Funding LLC

By:	/s/ Anna M. Tallent

Name: Anna M. Tallent
Title: Assistant Vice President

To Approve the Amendment:

Name of Lender:   Eagle Creek CLO, Ltd.

By:	/s/ Thomas N. Davis

Name: Thomas N. Davis
Title: Authorized Signor

To Approve the Amendment:

Name of Lender:   Eagle Master Fund Ltd.

By: Citigroup Alternative Investments LLC,

as Investment Manager for an on behalf of

Eagle Master Fund Ltd.

By:	/s/ Robert J. O’Brian

Name: Robert J. O’Brian
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton Vance CDO VI Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton vance CDO VII LLC

By: Eaton Vance Management as Interim Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton Vance CDO VIII, Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:  Eaton Vance Floating-Rate Income Trust.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton Vance Senior Income Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton Vance Variable Leverage Fund Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Eaton Vance VT Floating-Rate Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Fairway Loan Funding Company

By: Pacific Investment Management Company LLC

as its Investment Advisor

By:	/s/ Arthur Y. D. Ong

Name: Arthur Y. D. Ong
Title:Senior Vice President

To Approve the Amendment:

Name of Lender:   Fenray Capital

By:	/s/ Vidrik Frankfother

Name: Vidrik Frankfother
Title: Vice President

To Approve the Amendment:

Name of Lender:   Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ John H. Carello

Name: John H. Carello
Title: Assistant Treasurer

To Approve the Amendment:

Name of Lender:   Fidelity Central Investment Portfolions LLC: Fidelity Floating Rate Central Investment Portfolio

By:	/s/ John H. Carello

Name: John H. Carello
Title: Assistant Treasurer

To Approve the Amendment:

Name of Lender:   Franklin CLO II, Limited

By:	/s/ David Ardini

Name: David Ardini
Title: Vice President

To Approve the Amendment:

Name of Lender:   Franklin CLO V, Ltd.

By:	/s/ David Ardini

Name: David Ardini
Title: Vice President

To Approve the Amendment:

Name of Lender:   Franklin CLO IV, Limited

By:	/s/ David Ardini

Name: David Ardini
Title: Vice President

To Approve the Amendment:

Name of Lender:   Franklin Floating Rate Daily Access Fund

By:	/s/ Madeline Lam

Name: Madeline Lam
Title: Vice President

To Approve the Amendment:

Name of Lender:   Franklin Floating Rate Master Series

By:	/s/ Madeline Lam

Name: Madeline Lam
Title: Vice President

To Approve the Amendment:

Name of Lender:   Fraser Sullivan CLO I, Ltd.

By: Fraser Sullivan Investment Management, LLC as Collateral Manager

By:	/s/ John W. Erasen

Name: John W. Erasen
Title: Managing Partner

To Approve the Amendment:

Name of Lender:   General Electric Capital Corporation, as Administrator for, GE CFS Loan Holding 2006-3LLC

By:	/s/ Robert M. Kadlick

Name: Robert M. Kadlick
Title: Duly Authorized Signatory

To Approve the Amendment:

Name of Lender:   Grand Central Asset Trust, EAP Series

By:	/s/ Beata Konopko

Name: Beata Konopko
Title: Attorney-In-Fact

To Approve the Amendment:

Name of Lender:   Grand Central Asset Trust, ECL Series

By:	/s/ Beata Konopko

Name: Beata Konopko
Title: Attorney-In-Fact

To Approve the Amendment:

Name of Lender:   Granite Ventures I, Ltd.

By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Grayson & Co.

By: Boston Management and Research as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   GSCP (NS) LP on behalf of GSC Partners CDO Fund IX, Limited

By:	/s/ Seth Kalzenstein

Name: Seth Kalzenstein
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Halcyon Loan Investors CLO I Ltd.

By:	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

To Approve the Amendment:

Name of Lender:   Halcyon Loan Investors CLO II Ltd.

By:	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

To Approve the Amendment:

Name of Lender:   Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-1 Ltd.

By:	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

To Approve the Amendment:

Name of Lender:   Halcyon Structured Asset Management CLO I, Ltd..

By:	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

To Approve the Amendment:

Name of Lender:   Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II Ltd.

By:	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

To Approve the Amendment:

Name of Lender:   Halcyon Structured Asset Management Long Secured/Short Unsecured CLO III Ltd.

By:	/s/ James W. Sykes

Name: James W. Sykes
Title: Managing Principal

To Approve the Amendment:

Name of Lender:   Hewett’s Island CLO V Ltd.

By: CypressTree Investment Management Company, Inc. as Portfolio Manager

By:	/s/ Robert E. Weeden

Name: Robert E. Weeden
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Hillmark Funding Ltd..

By: Hillmark Capital Management, L. P. as Collateral Manager

By:	/s/ Jack Chen

Name: Jack Chen
Title: COO

To Approve the Amendment:

Name of Lender:   HSH Nordbank AG, New York Branch

By:	/s/ Garry Weiss

Name: Garry Weiss
Title: Senior Vice President

By:	/s/ Susan Sohindler

Name: Susan Sohindler
Title: Vice President

To Approve the Amendment:

Name of Lender:   IXIS Loomis Sayles Senior Loan Fund

By: Loomis, Sayles and Company, L. P. its manager

By: Loomis, Sayles and Company, Inc., its general partner

By:	/s/ Kevin J. Perry

Name: Kevin J. Perry
Title: Vice President

To Approve the Amendment:

Name of Lender:   Jersey Street CLO, Ltd.

By:	/s/ John Addeo

Name: John Addeo
Title: Vice President

To Approve the Amendment:

Name of Lender:   J. P. Morgan

By:	/s/ Jason Boyer

Name: Jason Boyer
Title: Vice President

To Approve the Amendment:

Name of Lender:   Jupiter Loan Funding LLC

By:	/s/ Anna M. Tallent

Name: Anna M. Tallent
Title: Assistant Vice President

To Approve the Amendment:

Name of Lender:   Katonah VII CLO Ltd.

By:	/s/ Daniel Gilligan

Name: Daniel Gilligan
Title: Authorized Officer Katonah Debt Advisors, LLC

To Approve the Amendment:

Name of Lender:   Katonah VIII CLO Ltd.

By:	/s/ Daniel Gilligan

Name: Daniel Gilligan
Title: Authorized Officer Katonah Debt Advisors, LLC

To Approve the Amendment:

Name of Lender:   Katonah IX CLO Ltd.

By:	/s/ Daniel Gilligan

Name: Daniel Gilligan
Title: Authorized Officer Katonah Debt Advisors, LLC

To Approve the Amendment:

Name of Lender:   Kingsland I, Ltd.

By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer Kingsland Capital Management

To Approve the Amendment:

Name of Lender:   Kingsland II, Ltd.

By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer Kingsland Capital Management

To Approve the Amendment:

Name of Lender:   Kingsland III, Ltd.

By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer Kingsland Capital Management

To Approve the Amendment:

Name of Lender:   LCM I Limited Partnership

By: Lyon Capital Management, LLC as Collateral Manager

By:	/s/ Sophie A. Venon

Name: Sophie A. Venon
Title: Portfolio Manager Lyon Capital Management LLC

To Approve the Amendment:

Name of Lender:   LCM II Limited Partnership

By: Lyon Capital Management, LLC as Collateral Manager

By:	/s/ Sophie A. Venon

Name: Sophie A. Venon
Title: Portfolio Manager Lyon Capital Management LLC

To Approve the Amendment:

Name of Lender:   LCM III Ltd.
By: Lyon Capital Management, LLC as Collateral Manager

By:	/s/ Sophie A. Venon

Name: Sophie A. Venon
Title: Portfolio Manager Lyon Capital Management LLC

To Approve the Amendment:

Name of Lender:   LCM V Ltd.
By: Lyon Capital Management, LLC as Attorney-In-Fact

By:	/s/ Sophie A. Venon

Name: Sophie A. Venon
Title: Portfolio Manager Lyon Capital Management LLC

To Approve the Amendment:

Name of Lender:   LCM VI Ltd.
By: Lyon Capital Management, LLC as Attorney-In-Fact

By:	/s/ Sophie A. Venon

Name: Sophie A. Venon
Title: Portfolio Manager Lyon Capital Management LLC

To Approve the Amendment:

Name of Lender:   Lightpoint CLO V, Ltd.

By:	/s/ Colin Donlan

Name: Colin Donlan
Title: Director

To Approve the Amendment:

Name of Lender:   Lincoln National Life Insurance Co.

By:	/s/ Thomas Chow

Name: Thomas Chow
Title: Senior Vice President; Portfolio Manager

To Approve the Amendment:

Name of Lender:   LMP Corporate Loan Fund, Inc.
By: Citigroup Alternative Investments LLC

By:	/s/ Robert J. O’Brian

Name: Robert J. O’Brian
Title: Vice President

To Approve the Amendment:

Name of Lender:   Loan Funding III LLC
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong

Name: Arthur Y. D. Ong
Title: Senior Vice President

To Approve the Amendment:

Name of Lender:   Loomis Sayles CLO I, Ltd.
By: Loomis, Sayles and Company, L. P., its collateral manager
By: Loomis, Sayles and Company, Inc., its general partner

By:	/s/ Kevin P. Charleston

Name: Kevin P. Charleston
Title: Executive Vice President

To Approve the Amendment:

Name of Lender:   Loomis Sayles Snior Loan Fund II LLC.
By: Loomis, Sayles and Company, L. P., its collateral manager
By: Loomis, Sayles and Company, Inc., its general partner

By:	/s/ Kevin J. Perry

Name: Kevin J. Perry
Title: Vice President

To Approve the Amendment:

Name of Lender:   Malibu CBNA Loan Funding LLC, for itself or as agent for Malibu CFPI Loan Funding LLC

By:	/s/ Beata Konopko

Name: Beata Konopko
Title: Attorney-In-Fact

To Approve the Amendment:

Name of Lender:   Marathon CLO II LTD.

By:	/s/ Louis T. Hanover

Name: Louis T. Hanover
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Mayport CLO Ltd.

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong

Name: Arthur Y. D. Ong
Title: Senior Vice President

To Approve the Amendment:

Name of Lender:   Metlife Bank, N. A.

By:	/s/ Matthew J. McInerny

Name: Matthew J. McInerny
Title: Assistant Vice President

To Approve the Amendment:

Name of Lender:   Metropolitant Life Insurance Company

By:	/s/ Matthew J. McInerny

Name: Matthew J. McInerny
Title: Director

To Approve the Amendment:

Name of Lender:   MFS Floating Rate Income Fund

By:	/s/ John Addeo

Name: John Addeo
Title: Vice President

To Approve the Amendment:

Name of Lender:   MFS Floating Rate High Income Fund

By:	/s/ John Addeo

Name: John Addeo
Title: Vice President

To Approve the Amendment:

Name of Lender:   MT Wilson CLO Ltd.

By:	/s/ Kelly Olsen

Name: Kelly Olsen
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   NACM CLO I

By:	/s/ Joanna Willars

Name: Joanna Willars
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Nantucket CLO I Ltd.

By: Fortis Investment Management USA, Inc., as Attorney-in-Fact

By:	/s/ Jeff Megar

Name: Jeff Megar
Title: Vice President

To Approve the Amendment:

Name of Lender:   Navigare Funding I CLO Ltd.

By: Navigare Partners LLC, its Collateral Manager

By:	/s/ Scott Van der Bosch

Name: Scott Van der Bosch
Title: Senior Vice President

To Approve the Amendment:

Name of Lender:   Navigare Funding II CLO Ltd.

By: Navigare Partners LLC, its Collateral Manager

By:	/s/ Scott Van der Bosch

Name: Scott Van der Bosch
Title: Senior Vice President

To Approve the Amendment:

Name of Lender:   Navigare Total Return LOAN FUND I (SEGREGATED PORTFOLION)

By:	/s/ Scott Van der Bosch

Name: Scott Van der Bosch
Title: Senior Vice President

To Approve the Amendment:

Name of Lender:   Navigator CDO 2004, Ltd.

By: Antares Asset Management Inc., as Collateral Manager.

By:	/s/ Mary R. Stone

Name: Mary R. Stone
Title: Authorized Signatory

Name of Lender:   Navigator CDO 2005, Ltd.

By: Antares Asset Management Inc., as Collateral Manager.

By:	/s/ Mary R. Stone

Name: Mary R. Stone
Title: Authorized Signatory

Name of Lender:   Navigator CDO 2006, Ltd.

By: GE Asset Management Inc., as Collateral Manager.

By:	/s/ Mary R. Stone

Name: Mary R. Stone
Title: Authorized Signatory

Name of Lender:   General Electric Pension Trust, Ltd.

By: GE Asset Management Inc., as Collateral Manager.

By:	/s/ Mary R. Stone

Name: Mary R. Stone
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   NYLM Flatiron CLO 2006-1 Ltd.

By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact..

By:	/s/ Robert H. Dial

Name: Robert H. Dial
Title: Managing Director

Name of Lender:   New York Life Insurance and Annuity Corporation

By: New York Life Investment Management LLC, its Investment Manager..

By:	/s/ Robert H. Dial

Name: Robert H. Dial
Title: Managing Director

Name of Lender:   MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.

By: New York Life Investment Management LLC

By:	/s/ Robert H. Dial

Name: Robert H. Dial
Title: Managing Director

Name of Lender:   MainStay VP Floating Rate Portfolion, a series of MainStay VP Series Fund, Inc.

By: New York Life Investment Management LLC

By:	/s/ Robert H. Dial

Name: Robert H. Dial
Title: Managing Director

Name of Lender:   New York Life Insurance Company.

By:	/s/ Robert H. Dial

Name: Robert H. Dial
Title: Vice President

To Approve the Amendment:

Name of Lender:   The Norinchukin Bank, New York Branch, through State Street Bank and Trust Company N. A. as Fiduciary Custodian.

By: Eaton Vance Management, Attorney-in-Fact

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   The Northwestern Mutual Life Insurance Company

By:	/s/ Steven P. Swanson

Name: Steven P. Swanson
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Oak Hill Credit Partners I, Limited

By: Oak Hill CLO Management I, LLC as Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

Name of Lender:   Oak Hill Credit Partners II, Limited

By: Oak Hill CLO Management II, LLC as Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

Name of Lender:   Oak Hill Credit Partners III, Limited

By: Oak Hill CLO Management III, LLC as Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

Name of Lender:   Oak Hill Credit Partners IV, Limited

By: Oak Hill CLO Management IV, LLC as Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

Name of Lender:   SMBC SPC, on behalf of and for the account of Segregated Portfolio No. 1

By: Oak Hill CLO Management I, LLC as Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

To Approve the Amendment:

Name of Lender:   PIMCO Floating Rate Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong

Name: Arthur Y. D. Ong
Title: Senior Vice President

To Approve the Amendment:

Name of Lender:   PIMCO Floating Rate Strategy Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong

Name: Arthur Y. D. Ong
Title: Senior Vice President

To Approve the Amendment:

Name of Lender:   Pinehurst Trading Inc.

By:	/s/ Anna M. Tallent

Name: Anna M. Tallent
Title: Assistant Vice President

To Approve the Amendment:

Name of Lender:   Prospero CLO, I, B. V.

By:	/s/ John Randolph Watkins

Name: John Randolph Watkins
Title: Executive Director

To Approve the Amendment:

Name of Lender:   Prospero CLO, II, B. V.

By:	/s/ John Randolph Watkins

Name: John Randolph Watkins
Title: Executive Director

To Approve the Amendment:

Name of Lender:   PTRS CBNA Loan Funding LLC

By:	/s/ Beata Konopko

Name: Beata Konopko
Title: Attorney-in-Fact

To Approve the Amendment:

Name of Lender:   Putnam Bank Loan Fund (Cayman) Master Fund

By:	/s/ Angela Patel

Name: Angela Patel
Title: Vice President

To Approve the Amendment:

Name of Lender:   Putnam Diversified Income Trust

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

To Approve the Amendment:

Name of Lender:   Putnam Diversified Income Trust (Cayman) Master Fund

By:	/s/ Angela Patel

Name: Angela Patel
Title: Vice President

To Approve the Amendment:

Name of Lender:   Putnam Floating Rate Incomer Fund

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

To Approve the Amendment:

Name of Lender:   Putnam Master Intermediate Income Trust

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

To Approve the Amendment:

Name of Lender:   Putnam Premier Income Trust

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

To Approve the Amendment:

Name of Lender:   Putnam Variable Trust - PVT Diversified Income Fund

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

To Approve the Amendment:

Name of Lender:   RiverSource Bond Series, Inc. - RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Assistant Vice President

To Approve the Amendment:

Name of Lender:   Rosedale CLO, Ltd.

By: Princeton Advisory Group, Inc., the Collateral Manager acting as Attorney-in-Fact.

By:	/s/ Jennifer Wright

Name: Jennifer Wright
Title: Vice President

To Approve the Amendment:

Name of Lender:   Senior Debt Portfolion

By: Boston Management and Research as Investment Advisor

By:	/s/ Scott H. Page

Name: Scott H. Page
Title: Vice President

To Approve the Amendment:

Name of Lender:   Silverado CLO 2006-II Limited

By: Wells Capital Management as Portfolio Manager

By:	/s/ Zachary Tyler

Name: Zachary Tyler
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Southport CLO, Limited

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong

Name: Arthur Y. D. Ong
Title: Senior Vice President

To Approve the Amendment:

Name of Lender:   State Street Bank & Trust Company as Trustee for GMAM Group Pension Trust I

By:	/s/ [illegible]

Name: [illegible]
Title: [illegible]

To Approve the Amendment:

Name of Lender:   Stone Tower CDO Ltd.

By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Stone Tower CLO V Ltd.

By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Stone Tower CLO  VI Ltd.

By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Stone Tower Credit Funding I Ltd.

By: Stone Tower Fund Management LLC as its Collateral Manager

By:	/s/ Michael W. Delpercio

Name: Michael W. Delpercio
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   The Traveler’s Indemnity Company.

By:	/s/ Robert McIlrath

Name: Robert McIlrath
Title: Vice President

To Approve the Amendment:

Name of Lender:   Trimaram CLO IV Ltd..
By: Trimaram Advisors LLC

By:	/s/ David M. Millison

Name: Daivd M. Millison
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Venture CDO 2002, Limited
By: MJX Asset Management LLC, its Investment Advisor

By:	/s/ Michael G. Regan

Name: Michael G. Regan
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Venture II CDO 2002, Limited
By: MJX Asset Management LLC, its Investment Advisor

By:	/s/ Michael G. Regan

Name: Michael G. Regan
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Venture III CDO 2002, Limited
By: MJX Asset Management LLC, its Investment Advisor

By:	/s/ Michael G. Regan

Name: Michael G. Regan
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Venture VI CDO 2002, Limited
By: MJX Asset Management LLC, its Investment Advisor

By:	/s/ Michael G. Regan

Name: Michael G. Regan
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Venture VII CDO 2002, Limited
By: MJX Asset Management LLC, its Investment Advisor

By:	/s/ Michael G. Regan

Name: Michael G. Regan
Title: Managing Director

To Approve the Amendment:

Name of Lender:   Wasatch CLO Ltd.
By: INVESO Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Peter C. Wollman

Name: Peter C. Wollman
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Waterfront CLO 2007-1

By:	/s/ Kevin S. Buckle

Name: Kevin S. Buckle
Title: Authorized Agent/Collateral Manager

To Approve the Amendment:

Name of Lender:   Waveland - INGOTS, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong

Name: Arthur Y. D. Ong
Title: Senior Vice President

To Approve the Amendment:

Name of Lender:   WB Loan Funding 1, LLC

By:	/s/ Diana M. Himes

Name: Diana M. Himes
Title: Associate

To Approve the Amendment:

Name of Lender:   Wells Capital Management 16496500

By:	/s/ Zachary Tyler

Name: Zachary Tyler
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Western Asset Floating Rate High Income Fund, LLC

By:	/s/ Kelly Olsen

Name: Kelly Olsen
Title: Authorized Signatory

To Approve the Amendment:

Name of Lender:   Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC

By:	/s/ Beata Knonopko

Name: Beata Knonopko
Title: Attorney-in-Fact

COMPANY MORTGAGED PROPERTIES

Property Address	Exact name of owner, as such name appears in owner’s certificate of incorporation or other organizational documents	Exact name of current record owner as reflected in records of filing office	Filing office in which a mortgage must be filed
3320 Wallingford Avenue North Seattle, WA 98103 (Blk 76, south half of Lot 10)	Avtech Corporation	Avtech Corporation	Records, Elections and Licensing Services Division of the Recorder’s Office of King County, WA
3326 Wallingford Avenue North Seattle, WA 98103 (Blk 76, Lot 11 and north half of Lot 10)	Avtech Corporation	Avtech Corporation	Records, Elections and Licensing Services Division of the Recorder’s Office of King County, WA
3400 Wallingford Avenue North Seattle, WA 98103 (Blk 68, Lots 4, 5, 6, 7, 8 and 9)	Avtech Corporation	Avtech Corporation	Records, Elections and Licensing Services Division of the Recorder’s Office of King County, WA
3422 Wallingford Avenue North Seattle, WA 98103 (Blk 68, Lot 10)	Avtech Corporation	Avtech Corporation	Records, Elections and Licensing Services Division of the Recorder’s Office of King County, WA
1813-1815 North 34th Street Seattle, WA 98103 (Blk 76, Lots 1, 2 and 3)	Avtech Corporation	Avtech Corporation	Records, Elections and Licensing Services Division of the Recorder’s Office of King County, WA
3419-3421 Burke Avenue North Seattle, WA 98103 (Blk 68, Lot 3)	Avtech Corporation	Avtech Corporation	Records, Elections and Licensing Services Division of the Recorder’s Office of King County, WA

EXHIBIT A

ASSUMPTION AGREEMENT dated as of [        ], 2007 (the “Assumption Effective Date”), among the Persons listed on Schedule I hereto (the “Additional Term Lenders”), the Persons listed on Schedule II hereto (the “Increasing Revolving Credit Lenders”), TRANSDIGM INC. (the “Borrower”) and CREDIT SUISSE, as administrative agent (in such capacity, the “Agent”) for the Lenders referred to below.

A.            Reference is made to (i) the Credit Agreement dated as of June 23, 2006 (the “Credit Agreement”), among the Borrower, TransDigm Group Incorporated, the lenders from time to time party thereto (the “Lenders”) and the Agent, and (ii) Amendment No. 1 and Agreement dated as of January 25, 2007 (the “Amendment”), to the Credit Agreement (the Credit Agreement, as amended by the Amendment, being referred to herein as the “Amended Credit Agreement”).

B.            Pursuant to the Amendment, the Requisite Lenders (such term and each other capitalized term used but not defined herein having the meaning assigned thereto in the Amendment or the Amended Credit Agreement) consented to the incurrence of the Additional Term Loans and an increase to the Revolving Credit Commitments.

C.            The Borrower has requested that (i) the Additional Term Lenders make Additional Term Loans on the Acquisition Closing Date and (ii) the Increasing Revolving Lenders increase their Revolving Credit Commitments, or assume Revolving Credit Commitments, as provided herein.

D.            The Additional Term Lenders and the Increasing Revolving Credit Lenders are willing to provide Additional Term Loans and to increase or assume their  Revolving Credit Commitments, as the case may be.

E.             This Agreement is the Assumption Agreement contemplated by the Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree, as of the Acquisition Closing Date, as follows:

1.  Each Additional Term Lender agrees that it is an “Additional Term Lender” (as defined in the Amendment) and that its Additional Term Loan Commitment shall be the amount set forth opposite its name on Schedule I hereto.

2.  Each Increasing Revolving Credit Lender agrees that it is an “Increasing Revolving Credit Lender” (as defined in the Amendment) and that (a) in respect of each Increasing Revolving Credit Lender that is a Revolving Credit Lender immediately prior to the Assumption Effective Date, such

Increasing Revolving Credit Lender’s Revolving Credit Commitment in effect immediately prior to the Assumption Effective Date shall be increased by the amount set forth next to such Increasing Revolving Credit Lender’s name on Schedule II hereto, and (b) in respect of each Increasing Revolving Credit Lender that is not a Revolving Credit Lender immediately prior to the Assumption Effective Date, such Increasing Revolving Credit Lender’s Revolving Credit Commitment shall be the amount set forth next to such Increasing Revolving Credit Lender’s name on Schedule II hereto.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TRANSDIGM INC.,
TRANSDIGM GROUP INCORPORATED
ADAMS RITE AEROSPACE, INC.,
AVIONIC INSTRUMENTS INC.,
CHAMPION AEROSPACE INC.,
CHRISTIE ELECTRIC CORP.,
DAC REALTY CORP.,
MARATHONNORCO AEROSPACE, INC.
SKURKA AEROSPACE INC.,
ZMP, INC.,

By:

Name:
Title:

[ADDITIONAL TERM LENDERS]

By:

Name:
Title:

[INCREASING REVOLVING CREDIT LENDERS],

By:

Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Agent,

By:

Name:
Title:

By:

Name:
Title:

SCHEDULE I

ADDITIONAL TERM LOAN COMMITMENTS

Additional Term Lender	Additional Term Loan Commitment

SCHEDULE II

ADDITIONAL REVOLVING CREDIT COMMITMENTS

Increasing Revolving Credit Lender	Additional Revolving Credit Commitment